Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
8.           Income Taxes

At December 31, 2011, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $71.3 million, available to offset against future taxable income which expires in varying amounts in 2012 through 2031.  Additionally, we have approximately $764,000 in research and development (“R&D”) tax credits that expire in 2022 through 2031 unless utilized earlier.  No income taxes have been paid to date.

As a result of the Merger discussed in Note 5, our NOL carryforward increased substantially due to the addition of historical NOL carryforwards for Dauphin Technology, Inc.  However, Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of our deferred tax assets and liabilities included the following at December 31, 2011 and 2010:

	2011	2010
Deferred tax assets:
Net operating loss carryforward	$24,875,119	$25,116,958
Research and development tax credit carryforward	763,690	731,290
Stock-based compensation expense	1,991,769	1,779,950
Total deferred tax assets	27,630,578	27,628,198

Deferred tax liabilities
Depreciation	(38,587)	(51,945)
Total deferred tax liabilities	(38,587)	(51,945)

Net deferred tax assets	27,591,991	27,576,253
Valuation allowance	(27,591,991)	(27,576,253)
	$-	$-

We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future.  A reconciliation of the income tax benefit on losses at the U.S. federal statutory rate to the reported income tax expense is as follows:

	2011	2010	2009
U.S. federal statutory rate applied to pretax loss	$(797,921)	$(934,092)	$(1,116,646)
Permanent differences	3,536	(77,200)	169,469
Research and development credits	32,400	59,959	169,667
Change in valuation allowance	761,985	951,333	777,510
Reported income tax expense	$-	$-	$-